SUFFOLK [GRAPHIC] BANCORP
                             Six West Second Street
                               Riverhead, NY 11901
                  (631) 727-5667 (Voice) - (631) 727-3214 (FAX)
                            invest@suffolkbancorp.com







                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                                                   March 8, 2002


To Shareholders of Suffolk Bancorp:

Notice is hereby given that the annual meeting of shareholders of Suffolk Bancorp, a New York corporation (the "Company"), will be held at the EAST WIND, Route 25A, Wading River, New York, on Tuesday, April 9, 2002 at 1:00 P.M. for the purpose of considering and voting upon the following matters:

1. The election of three directors to hold office for a term of three years, such terms to extend until their succes- sors have been duly elected and qualified.

2. The approval of the Board of Directors' selection of independent auditors for the year ending December 31, 2002.

3. Any other business which may be properly brought before the meeting or any adjournment thereof.

                                            By Order of the Board of Directors



                                            DOUGLAS IAN SHAW
                                            Vice President & Corporate Secretary





PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS QUICKLY AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE EXERCISE OF THE PROXY AT THE MEETING BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY.

                      This page left blank intentionally.

                            SUFFOLK [GRAPHIC] BANCORP
                             Six West Second Street
                               Riverhead, NY 11901
                  (631) 727-5667 (Voice) - (631) 727-3214 (FAX)
                            invest@suffolkbancorp.com


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  April 9, 2002

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Suffolk Bancorp, a New York corporation (the "Company"), of proxies to be voted at the annual meeting of shareholders to be held at 1:00 P.M. on Tuesday, April 9, 2002 at the East Wind, Route 25A, Wading River, New York. This proxy statement and the form of proxy are first being sent to shareholders on March 8, 2002. Any shareholder executing a proxy that is solicited in this statement has the power to revoke it by giving written notice to the Secretary of the Company at any time prior to the exercise of the proxy.

Proxies will be solicited by mail. They also may be solicited by directors, officers, and regular employees of the Company, as well as those of The Suffolk County National Bank (the "Bank"), which is a wholly-owned subsidiary of the Company. They may be solicited, personally, or by telephone or telegraph, but these people will receive no additional compensation for their services. Copies of proxy material will be furnished to brokerage houses, fiduciaries, and custodians to be forwarded to the beneficial owners of the Company's common stock. The Company will bear all costs of soliciting proxies.

As of March 1, 2002, there were 11,770,596 shares of common stock, $2.50 par value, of the Company outstanding. Only stockholders of record at the close of business on March 1, 2002 are entitled to notice of and to vote at the annual meeting. Each shareholder of record on that date is entitled to one vote for each share held.

                              SHAREHOLDER PROPOSALS

Shareholder proposals to be considered at an annual meeting must be submitted in a timely fashion. Shareholder proposals to be considered for inclusion in the proxy statement for the 2003 annual meeting of the shareholders must be received by the Company at its principal executive offices no later than November 7, 2002; any such proposals, as well as any questions about them, should be directed to the Secretary of the Company. Shareholder proposals for the 2003 annual meeting of the shareholders submitted outside of the processes of the SEC's Rule 14a-8 must be, and will be considered untimely unless they are, (a) in the case of nominations for election to the Board of Directors, delivered or mailed to the President of the Company not less than 14 nor more than 50 days prior to the date of the 2003 annual meeting (or no later than the close of business on the 7th day following the date on which notice of the meeting is mailed, if less than 21 days' notice of the 2003 annual meeting is given to shareholders), or (b) in the case of shareholder proposals concerning business other than nominations for election to the Board of Directors, received by the Company at its principal offices, directed to the Secretary of the Company, no later than January 22, 2003 or, if the date of the 2003 annual meeting is more then 30 days earlier or later than April 9, a reasonable time before the Company mails its proxy materials for the 2003 annual meeting.

ITEM 1. ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO DIRECTORS AND OFFICERS (Item 1 on Proxy Card)

The first item to be acted upon at the meeting of shareholders is the election of three directors to hold office for three years, and until their successors shall have been duly elected and qualified.

The By-Laws of the Company provide that the total number of directors may be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at ten. The By-Laws further provide that the directors shall be divided into three classes, as nearly equal as possible, with terms of office of each class expiring at the end of consecutive years.

All proxies that are received by the Board of Directors conferring authority to so vote in the election of directors will be voted FOR the three nominees listed below. Directors shall be elected by a plurality of the votes cast at the meeting. All proxies received will be voted in accordance with their specific instructions. In the event any nominee declines or is unable to serve, the proxies will be voted for a successor nominee designated by the Board of Directors. Each of the three nominees has consented to being named in this proxy statement and to serve if elected, and the Board of Directors knows of no reason to believe that any nominee will decline or be unable to serve, if elected. The other seven members of the Board of Directors, who are listed on the next page, are currently expected to continue to serve on the Board until their respective terms expire.


                                NOMINEES FOR DIRECTOR AND DIRECTORS CONTINUING IN OFFICE
                                                                                                                      Shares of
                                                                                                                     Common Stock
                                     Position                                                     Served as  Present   Owned (3)
                                    and Offices                Business Experience                Director    Term   Beneficially at
Name (1)                 Age       With Company              During Past 5 Years (2)                Since    Expires    3/1/2002
------------------------------------------------------------------------------------------------------------------------------------
Nominees for a term of three years:

Bruce Collins             71         Director               Currently Retired, Former               1994      2002      31,368
                                                          Superintendent of Public Works
                                                        Village of East Hampton, New York

Joseph A. Deerkoski       67         Director     Consultant, past President, Neefus-Stype, Inc.    1987      2002      60,949
                                                               (general insurance)

Edward J. Merz            70         Chairman,            Chairman, President and Chief             1984      2002      64,251
                                   and Director       Executive Officer, The Suffolk County
                                                        National Bank and Suffolk Bancorp
                                                    Director, Intervest Bancshares Corporation

Directors Continuing In Office:

Thomas S. Kohlmann        55     President, Chief       Executive Vice President and Chief          1999      2003      45,830
                                Executive Officer,         Lending Officer, The Suffolk
                                   and Director                County National Bank
                                                               and Suffolk Bancorp

Terence X. Meyer          45         Director              Partner, Meyer, Meyer, Metli             1999      2003      3,955
                                                             & Keneally, Esqs. L.L.P.
                                                                   (attorneys)

Peter Van de Wetering     70         Director               President, Van de Wetering              1985      2003      59,310
                                                      Greenhouses, Inc. (wholesale nursery)

Edgar F. Goodale          48         Director                  President, Riverhead                 1989      2004      32,592
                                                              Building Supply Corp.

Howard M. Finkelstein     71         Director              Partner, Smith, Finkelstein,             1984      2004     121,653
                                                       Lundberg, Isler, & Yakaboski, L.L.P.
                                                          (attorneys and general counsel
                                                                  for the Bank)

J. Douglas Stark          70         Director             President, Stark Mobile Homes,            1984      2004      86,374
                                                            Inc. (manufactured housing
                                                                    community)

Susan V.B. O'Shea         52         Director                    Managing Partner                   2000      2004      4,565
                                                     Long Island Commercial Industrial Corp.
                                                      (multi-tenant commercial real estate)

------------------------------------------------------------------------------------------------------------------------------------


                              % of
Name (1)                      Class
-------------------------------------
Nominees for a term of three years

Bruce Collins                  0.27%

Joseph A. Deerkoski            0.52%

Edward J. Merz                 0.55%

Directors Continuing In Office:

Thomas S. Kohlmann             0.39%

Terence X. Meyer               0.03%

Peter Van de Wetering          0.50%

Edgar F. Goodale               0.28%

Howard M. Finkelstein          1.03%

J. Douglas Stark               0.73%

Susan V.B. O'Shea              0.04%
-------------------------------------



Following is information about the nominees for directors to be elected at this annual meeting of shareholders and the directors of the Company whose terms of office continue after this annual meeting of shareholders of the Company.

(1) All of the nominees and all of the directors continuing in office are also directors of the Bank. Of the nominees and directors continuing in office, only Thomas S. Kohlmann has been an executive officer of the Company in the last fiscal year.

(2) The business experience of each director during the past five years was that typical of a person engaged in the principal occupations for that period listed for each. Each of the directors has held the same or another executive position with the same employer during the past five years.

(3)      Included  are  the  following   shares  in  which  directors   disclaim
         beneficial ownership: Joseph A. Deerkoski 14,168 shares owned by Patricia B. Deerkoski, wife; Howard M. Finkelstein 25,872 shares owned by Deonne C. Finkelstein, wife.

The primary business of the Company is the operation of The Suffolk County National Bank. The directors of the Company met thirteen times during the fiscal year ended December 31, 2001, and its Audit Committee met three times. The Board of The Suffolk County National Bank met thirteen times, and the Personnel Committee met three times in 2001. No director serving currently attended fewer than 75 percent of the meetings of the Board of the Company and its committees, or of the Bank and its committees.

The Boards of the Company and the Bank have standing Audit, Personnel, and Nominating Committees composed as follows:

The Audit Committee consists of Messrs. Terence X. Meyer, Joseph A. Deerkoski, and Bruce Collins. This committee performs the functions described below under "AUDIT - Report of the Audit Committee."

The Personnel Committee consists of Messrs. J. Douglas Stark, Joseph A. Deerkoski, Howard M. Finkelstein, and Ms. Susan V. B. O'Shea. This committee reviews salaries, benefits, and employment policies of the Company and the Bank at least annually, and makes recommendations to the Board.

The Nominating Committee consists of Messrs. Edgar F. Goodale, Thomas S. Kohlmann, Edward J.Merz, and Joseph A. Deerkoski. This committee is charged with identifying and evaluating candidates for Director to recommend to the full Board for nomination, and with recommending policies concerning service on the Board of Directors.

                                      AUDIT
                          Report of the Audit Committee

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent" as required by, and meet the experience requirements of, the applicable listing standards of NASDAQ. The Committee operates pursuant to a Charter that was last amended and restated by the Board on May 28, 2001, a copy of which is attached to this Proxy Statement as Appendix A. As set forth in the Charter, management of the Company is responsible for the preparation, presentation, and integrity of the Company's financial statements; the Company's accounting and financial reporting principles; and the Company's internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee (i) has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect; (ii) has received written confirmations from management with respect to information technology consulting services relating to financial information systems design and implementation, internal audit, and any other services provided by the auditors; (iii) has considered whether the provision of those services by the independent auditors to the Company is compatible with maintaining the auditor's independence; and (iv) has discussed with the auditors the auditors' independence.

The  members  of the  Audit  Committee  are not  professionally  engaged  in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the Company's financial statements are complete and accurate, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent."

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 to be filed with the Securities and Exchange Commission.

Submitted by:     Terence X. Meyer, Chairman of the Committee
                  Bruce Collins
                  Joseph A. Deerkoski

The following aggregate fees were billed by the accountants during 2001:

         $140,000 for audit services for prior fiscal year
         $      0 for financial information systems design and implementation
         $412,450 for all other fees (primarily internal audit and tax work)

The information contained in the Audit Committee Report is not deemed filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating this document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                                  COMPENSATION
                        Report of the Personnel Committee

The Company's Personnel Committee serves as its Compensation Committee. It consists of three Directors who are not employees as well as the President and Chief Executive Officer. Members of the Bank's management attend Committee meetings regularly to provide information about personnel policies and programs, along with their cost. Management's participation in this Committee plays an important part in the development and continuation of benefit plans, and in determining appropriate compensation. The Committee holds discussions with management in attendance to ensure that decisions affecting both return to shareholders and the Bank's operations are made diligently. The Committee was established to review, at least annually, the salaries, benefits, and employment policies of the Bank and then make recommendations to the full Board.

                               Compensation Policy

It is the Company's policy to compensate individuals at fair and competitive levels to encourage them to work to the benefit of the shareholders. It is to this end that the Company has established a program that links employees' remuneration to demonstrated and measurable performance goals. These goals are aligned with corporate philosophy and the annual business plan. The performance of an employee is reviewed individually. However, the individual's impact on overall corporate success is also weighed. Leadership and presence in the community are other factors. The Company continues to attract and maintain qualified staff. The Company, through the use of incentives, competitive salaries, and direct ownership, rewards these individuals for their ongoing commitment to our shareholders. Management remains diligent in its pursuit of new and innovative ways to determine compensation.

                           Components of Compensation

The Committee examines three components of compensation annually: base salary, executive incentive (bonus), and long- term incentive. The Company uses base salary ranges for all employees, with the exception of the President and Executive Vice Presidents. The ranges have been determined by regional salary surveys, industry guides, and regional economic conditions. Comparisons to compensation at similar companies are made regularly. Information gained from membership in regional banking organizations also permits valuable comparisons. The Company also participates in comparison surveys conducted by independent consulting firms that provide additional information in return. The second component of executive compensation is the Executive Officer Incentive Program (Bonus). This program rewards key individuals who have contributed successfully to the Company's profitability during the business year. Over the years, differing methods have been used to determine these awards. Recent methods have included a formula based strictly on net earnings, pro-rating by base salary, and ratings based on individual performance and position. Long-term incentives take the form of stock options. The Committee acknowledges the value of using such incentives as they tie the executives' interest to the shareholders'. The purpose of executive compensation, in general, is to provide incentives to increase the net worth of the Company, and ultimately shareholders' wealth. It should be noted that the Company has no long-term contracts in effect for its Executive Officers other than contracts that would become effective only if a change in control of the Company occurs.

                     Compensation of Chief Executive Officer

To assess the appropriate form and amount of compensation, the Committee evaluates the performance of the Company and the C.E.O.'s individual contribution to that performance. In evaluating the Company, the Committee considers return on stockholders' equity, return on assets, the quality and quantity of assets, operating efficiency, growth in earnings and earnings-per-share, and the market price of the Company's common stock. The C.E.O.'s individual performance is evaluated on the basis of the quality of oversight and the development of strategy. The Company's operating results and market performance are compared quarterly to the commercial banking industry as a whole, all banking companies in the New York metropolitan area, all banking companies of similar size nationwide, and selected regional competitors. The C.E.O.'s compensation is compared annually to selected regional competitors operating in the state of New York. The Committee then makes an estimation in awarding base salary, cash bonus, and stock options.

                                   Conclusion

The Committee believes that the compensation awarded to the Company's senior executives is appropriate given the Company's performance and the performance of individual executives.

Submitted by:     J. Douglas Stark, Chairman of the Committee
                  Joseph A. Deerkoski
                  Howard M. Finkelstein
                  Susan V. B. O'Shea

The following table sets forth the cash compensation paid to the person who served as C.E.O. during the fiscal year ended December 31, 2001, and each of the other four highest paid executive officers of the Company whose salary and bonus exceeded $100,000 as accrued for the fiscal year ended December 31, 2001.


                                                  SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Annual Compensation          Long-Term Compensation
                                                 ----------------------------------------------------------------------
                                                                                          Awards             Payouts
                                                                                       --------------------------------     All
                      Name                                                              Restricted                         Other
                      and                                                 Other Annual     Stock   Options/    LTIP       Compen-
               Principal Position         Year      Salary        Bonus   Compensation   Award(s)    SARs     Payouts      sation
                                                      ($)          ($)        ($)           ($)       (#)       ($)         ($)1
                      (a)                  (b)        (c)          (d)        (e)           (f)       (g)       (h)         (i)
------------------------------------------------------------------------------------------------------------------------------------

Thomas S. Kohlmann                        2001         248,200     60,000     n/a           n/a      12,000    n/a            3,984
President and                             2000         225,838     40,000     n/a           n/a      10,000    n/a            3,950
Chief Executive Officer                   1999         154,844     25,361     n/a           n/a       3,000    n/a            3,790

J. Gordon Huszagh                         2001         121,355     35,000     n/a           n/a       5,000    n/a            5,205
Executive Vice President &                2000         111,859     25,000     n/a           n/a       3,000    n/a            4,538
Chief Financial Officer                   1999         102,629     15,754     n/a           n/a       3,000    n/a            3,914

Victor F. Bozuhoski, Jr.                  2001         170,006     40,000     n/a           n/a       5,000    n/a            8,766
Executive Vice President                  2000         169,131     40,000     n/a           n/a       3,000    n/a            8,041
                                          1999         148,900     25,707     n/a           n/a       3,000    n/a            7,204

Robert C. Dick                            2001         123,247     35,000     n/a           n/a       5,000    n/a            4,051
Executive Vice President &                2000         118,723     24,352     n/a           n/a       n/a      n/a            3,895
Chief Lending Officer                     1999         107,033     16,169     n/a           n/a       n/a      n/a            3,037

Augustus C. Weaver                        2001         148,268     40,000     n/a           n/a       5,000    n/a            3,939
Executive Vice President &                2000         142,825     31,026     n/a           n/a       3,000    n/a            3,954
Chief Information Officer                 1999         138,359     25,361     n/a           n/a       3,000    n/a            3,777

------------------------------------------------------------------------------------------------------------------------------------

1        Includes    above-market   or   preferential   earnings   on   deferred
         compensation, and company matching contributions to 401(K) plan.

                          STOCK OPTION AND OTHER PLANS

The Company adopted a 1999 Stock Option Plan for its employees and employees of its subsidiaries which was approved by the shareholders. The Option Plan provides for incentive stock options and non-qualified stock options. Under the Option Plan, options to purchase up to 1,200,000 shares of Common Stock may be issued. As of December 31, 2001, options for 1,141,000 shares remained to be granted: 32,000 options were granted in 2001 to the persons named in the summary compensation table. During 2001, executive officers acquired 14,200 shares on exercise for which $127,775 in value was realized. At December 31, 2001, there were 81,400 unexercised options and 49,400 stock appreciation rights outstanding, of which 41,400 and 41,400 had vested and may be exercised, respectively. As of December 31, 2001, the difference between the market value of the Common Stock and the exercise price of vested but unexercised in-the-money options or stock appreciation rights was $452,355.

Under the Plan, key employees are granted options to purchase Common Stock of the Company at a price equal to the fair market value of the shares on the date that the option is granted. Almost all of the Company's approximately 400 employees could qualify as key employees. The Personnel Committee of the Board of Directors determines the optionee, the number of shares covered by the options, and the exercise price of options granted under the Plans. When granted, options expire after a time determined by the Personnel Committee, but in no event longer than ten years, or on termination of the employment of the optionee unless the termination resulted from death, disability, or retirement. In those events, the option expires in two years, one year, and three months after termination of employment, respectively. The exercise price may be paid either in cash or by delivery of shares of the Company's Common Stock, valued at the market price. Optionees may also be given stock appreciation rights in connection with the option. The Personnel Committee may, in its discretion, establish provisions for the exercise of stock options different from those described in this paragraph. Copies of the Plans are available upon shareholder request.


                                                      STOCK OPTION TABLE

 ----------------------------------------------------------------------------------------------------------------------

                                                       INDIVIDUAL GRANTS
 ----------------------------------------------------------------------------------------------------------------------
                                               Percent of
                            Number of             Total
                            Securities        Options/SAR's
                            Underlying         Granted to          Exercise of
                          Options/SAR's         Employees          Base Price          Expiration         Grant Date
 Name                      Granted (#)       in Fiscal Year          ($/Sh)               Date          Present Value $
               (a)             (b)                 (c)                 (d)                (e)                 (h)
 ----------------------------------------------------------------------------------------------------------------------

 Thomas S. Kohlmann          12,000             37.500%              $15.50             1/19/2011           $81,600
 J. Gordon Huszagh            5,000             15.625%              $15.50             1/19/2011           $34,000
 Victor F. Bozuhoski, Jr.     5,000             15.625%              $15.50             1/19/2011           $34,000
 Robert C. Dick               5,000             15.625%              $15.50             1/19/2011           $34,000
 Augustus C. Weaver           5,000             15.625%              $15.50             1/19/2011           $34,000

 -----------------------------------------------------------------------------------------------------------------------

         **The weighted-average, fair value of the options granted during 2001 was $3.40. The fair value of each option was estimated on the date granted using the Black-Scholes option pricing model. The following weighted average assumptions were used for grants during 2001: risk-free interest rate of 5.17%; expected dividend yield of 2.93%; expected life of ten years; and expected volatility of 14.8%.

                         COMPENSATION PURSUANT TO PLANS

The Company has a defined-benefit pension plan. Other than stock options, it is the only form of contingent remuneration. It is noncontributory and is applicable to all officers and employees after one year of eligible service and attainment of age 21. Annual Retirement Allowance is equal to 1 3/4 percent of Average Compensation times Creditable Service up to thirty-five years, plus 1 1/4 percent of Average Compensation times Creditable Service in excess of thirty-five years (up to five such years), less 0.49 percent of the Final Three Year Average Compensation (limited to Covered Compensation) times Creditable Service up to thirty-five years. "Average Compensation" is the average of compensation during the five consecutive years of employment affording the highest such average. "Covered Compensation" is the average of the Social Security taxable wage base for the thirty-five years ending with the year an individual attains Social Security Retirement Age. Vesting is 100 percent after five years of creditable service from employment. The total pension plan expense for all officers and employees for 2001 was $542,996.

The following table presents the estimated retirement benefits payable under the Plan based on selected compensation amounts and years of service, after deducting Covered Compensation. Only those directors who are also executive officers of the Company participate in the Plan.


             APPROXIMATE ANNUAL RETIREMENT BENEFITS BASED ON
       AVERAGE ANNUAL EARNINGS FOR HIGHEST FIVE CONSECUTIVE YEARS

--------------------------------------------------------------------------------
Annual Average                        Years of Creditable Service
                  --------------------------------------------------------------
 Compensation                   15                   25               35
--------------------------------------------------------------------------------

   $50,000                    10,390               17,317           24,243
   100,000                    23,515               39,192           54,868
   150,000                    36,640               61,067           85,493
   200,000                    41,890               69,817           91,618
   250,000                    41,890               69,817           91,618
   300,000                    41,890               69,817           91,618
--------------------------------------------------------------------------------

         The single plan maximum benefit limit under Internal Revenue Code Section 415 as of January 1, 2001, $140,000 ($136,585
         under the Normal Form of Payment for a Single Participant), is reflected in the benefits. The maximum annual compensation allowed under a qualified plan, $170,000 for 2001, is also reflected in the calculations.



                                                  YEARS OF CREDITABLE SERVICE

----------------------------------------------------------------------------------------------------------------------------------
            Name of Officer                          Capacities In Which Served                 Years of Creditable Service
----------------------------------------------------------------------------------------------------------------------------------
Thomas S. Kohlmann                              President & Chief Executive Officer                          9
J. Gordon Huszagh                        Executive Vice President & Chief Financial Officer                  18
Victor F. Bozuhoski, Jr.                              Executive Vice President                               35
Robert C. Dick                            Executive Vice President & Chief Lending Officer                   21
Augustus C. Weaver                      Executive Vice President & Chief Information Officer                 14
----------------------------------------------------------------------------------------------------------------------------------



                                           BENEFICIAL INTEREST OF EXECUTIVE OFFICERS
                                                      as of March 1, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Total***     % of Fully
Name                                          Position Held                     Shares     Vested       Owned     Diluted Shares
                                                                                Owned     Options   Beneficially   Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
Thomas S. Kohlmann                 President & Chief Executive Officer          12,630     33,200      45,830          0.39%
J. Gordon Huszagh          Executive Vice President & Chief Financial Officer    4,591     11,000      15,591          0.13%
Victor F. Bozuhoski, Jr.                Executive Vice President                25,718      5,000      30,718          0.26%
Robert C. Dick              Executive Vice President & Chief Lending Officer     3,981      5,000       8,981          0.08%
Augustus C. Weaver        Executive Vice President & Chief Information Officer   3,926     19,200      23,126          0.20%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       *** including options currently exerciseable


Directors and executive officers of the Company and the Bank, who as a group total fourteen, own beneficially 589,263 shares of common stock or 5.01 percent of the fully diluted shares of the company outstanding as of March 1, 2002.

                              EMPLOYMENT CONTRACTS

The Company has entered into agreements with fifteen employees, including Messrs. Bozuhoski, Dick, Huszagh, Kohlmann, Merz, and Weaver. These agreements provide for certain benefits in the event that the employee is terminated involuntarily within three years of a "change of control" of the Company. It also provides benefits if the employee leaves voluntarily within three years of a "change of control" if there has been a material change in the employee's salary, function, duties, or responsibilities that causes the employee's position to be of less dignity, responsibility, importance, or scope than it was immediately before the "change of control." It further applies if there is a significant change in geographic location of the employee's place of employment. Under the agreements, a "change of control" occurs if (i) any individual, entity, or group acquires 25 percent or more of the Company's common stock or the outstanding voting securities of the Company;
(ii) the current directors of the Company and directors approved in the future by a majority of the current directors and their approved successors ("Incumbent Directors") cease to comprise a majority of the directors of the Company; (iii) there is a reorganization, merger, or consolidation of the Company or sale or other disposition of all the Company's assets; or (iv) the shareholders of the Company approve its liquidation or dissolution. An acquisition by a corporation otherwise described in (i) above and the events described in (iii) above do not comprise a "change of control" when or if (a) the holders of 60 percent of the Company's common stock and voting securities own substantially the same proportion of common stock and voting securities of the corporation resulting from such event; (b) no person, entity, or group owns 25 percent or more of the common stock or voting securities of the resulting corporation except one who did not own more than 25 percent before the event; and (c) a majority of the directors of the board of the resulting corporation are currently incumbent directors or are incumbent directors at the time of the action by the board approving the event. After an event of termination following a change in control, an employee shall be entitled to a monthly payment in the amount of his or her monthly rate of salary immediately before the " event of termination," plus one-twelfth of all bonuses paid to the employee in the twelve preceding months. In addition, the employee shall be entitled to receive the Company's health benefits during the benefit period. The payments and benefits shall continue for up to thirty-six months. These payments and benefits will be reduced by the amount of salary and benefits the employee receives from other employment during the benefit period. The agreements are effective for any "change of control" taking place prior to January 1, 2005.

                             DIRECTORS' COMPENSATION

With the exception of directors' fees described below, directors of the Company are not compensated in any way for their services. All directors of the Bank receive an annual fee of $20,800 for their services. All directors of the Bank, except Messrs. Kohlmann and Merz, also receive $1,250 for four meetings during the month of service on the Finance Committee and $800 per meeting of any other committee of which each may be a member.

The Company maintains a Directors' Deferred Compensation Plan, under which a director may defer receipt of his fees as a director of the Bank until retirement or age 72, termination of service, or death. During the deferral period, amounts deferred earn interest at 1 percent less than the prime rate.

Upon the merger of Hamptons Bancshares, Inc. into Suffolk Bancorp, the Company assumed the retirement plan for the directors of Hamptons Bancshares, Inc., which had been established in 1988, and covered ten directors who had served for at least seven consecutive years, including Mr. Collins. These directors, upon attaining age 70, receive a benefit of $833 per month payable for 120 months, and for which the Company contributes the sum of $8,000 per month.

         TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS, AND ASSOCIATES

Some of the nominees, directors continuing in office, and executive officers of the Company, as well as members of their immediate families and the corporations, organizations, trusts, and other entities with which they are associated, are also customers of the Bank in the ordinary course of business. They may also have taken loans from the Bank of $60,000 or more. It is anticipated that these people and their associates will continue to be customers of, and indebted to, the Bank in the future. All such loans, however, were made in the ordinary course of business, did not involve more than normal risk of collectibility, or present other unfavorable features. They were made on substantially the same terms as those prevailing at the time for comparable transactions with unaffiliated persons, including interest rates and collateral. At present, none of these loans to nominees, directors, executive officers, or their associates is non-performing.

Other than normal relationships as customers or by virtue of position or ownership in the Company, none of the directors or officers of the Company or their associates now maintains, or has maintained, any significant business or personal relationship with the Company or the Bank during 2001, except for the following. The law firm of Smith, Finkelstein, Lundberg, Isler & Yakaboski, L.L.P., of which Director Finkelstein is a partner, has been employed by the Bank as general counsel and was paid $142,050 for legal services. It is anticipated that the Bank will employ this law firm in the future. The law firm of Meyer, Meyer, Metli, & Keneally, L.L.P., of which Director Meyer is a partner, has been employed to represent the Bank in real-estate closings and was paid $162,921 for legal services. It is anticipated that the Bank will employ this law firm in the future. The insurance firm of Neefus-Stype, Inc., of which Director Deerkoski was formerly President and to which he now serves as consultant, was paid $244,444 in premiums on various commercial and liability insurance policies for current and future coverage, and other fees. Management and the Board of Directors of the Company have determined that these amounts are fair and competitive for the services provided.

                      PRINCIPAL SHAREHOLDERS OF THE COMPANY

To the knowledge of the Company, the table below presents the total number of shares and percent beneficially owned by shareholders who own more than 5 percent of the Company's common stock as of March 2, 2002.


                                                   Name and Address of                               Amount, Nature and Percent
   Title of Class                                   Beneficial Owner                               of Beneficial Ownership of Class
   --------------                                   ----------------                               --------------------------------

     Common Stock                              Private Capital Management                                    1,145,728
                                                   3003 Tamiami Trail
                                                  Naples, Florida 34103                                        9.73%



            COMPARISON OF CUMULATIVE TOTAL RETURN OF SUFFOLK BANCORP,
                     INDUSTRY INDEX, AND BROAD MARKET INDEX

The following chart and table compare the total return to shareholders of Suffolk Bancorp with National Banks, and the NASDAQ Composite Index, both of which include Suffolk Bancorp.



                              [LINE GRAPH OMITTED]




            Comparison of Cumulative Total Return of Suffolk Bancorp, Industry Index, and Broad Market
                                                            (in $)
--------------------------------------------------------------------------------------------------------------------
                               1/1/97        12/31/97      12/31/98      12/31/99      12/31/00     12/31/01
--------------------------------------------------------------------------------------------------------------------
        Suffolk Bancorp        100.00         159.70        152.55        149.51        180.89       328.02
--------------------------------------------------------------------------------------------------------------------
         National Banks        100.00         148.72        160.58        136.47        157.94       159.80
--------------------------------------------------------------------------------------------------------------------
                 NASDAQ        100.00         122.32        172.52        304.29        191.25       152.46
--------------------------------------------------------------------------------------------------------------------

                    ASSUMES $100 INVESTED ON JANUARY 1, 1997
                           ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 2001

ITEM 2.           APPROVAL  OF  INDEPENDENT  AUDITORS
                  (Item 2 on Proxy Card)

The Board of Directors has selected Arthur Andersen, L.L.P., independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2002, and recommends that shareholders vote for ratification of the appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that the change would be in the best interests of the Company and its shareholders. In the event shareholders vote against ratification, the Board will reconsider its selection.

Representatives of Arthur Andersen, L.L.P. are expected to be present at the annual meeting of the shareholders. They will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote is required for approval of the Board of Directors' selection of independent auditors for the year ending December 31, 2002.

The Board of Directors recommends a vote FOR this proposal, which is Item 2 on the proxy card.

                            FILING OF S.E.C. REPORTS

             Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires executive officers, directors, and persons who beneficially own more than 10 percent of the stock of the Company to file initial reports of ownership and reports of changes in ownership. Such persons are also required by S.E.C. regulations to furnish the Company with copies of these reports. Based solely on a review of the copies of such reports furnished to the Company, the Company believes that during 2001 its executive officers, directors, and beneficial owners of more than 10 percent of the stock complied with all applicable filing requirements of Section 16(a).

                                  OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the meeting.

Date: March 8, 2002

                                            By Order of the Board of Directors


                                            DOUGLAS IAN SHAW
                                            Corporate Secretary

                                   Appendix A

                                 Suffolk Bancorp
                               Board of Directors
                      Examination & Audit Committee Charter
                              Adopted May 28, 2001

                                     PURPOSE

     The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. This is accomplished by reviewing:

     1. The financial reports and other financial information provided by the Corporation to any governmental body or the public.

     2. The Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established.

     3.   The  Corporation's   auditing,   accounting  and  financial  reporting
          processes, generally.

     Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels.


     The Committee's primary duties and responsibilities are to:

     1.   Serve  as  an   independent   and  objective   party  to  monitor  the
          Corporation's financial reporting process and internal control system.

     2. Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing depart ment.

     3.   Provide  an  open  avenue  of  communication   among  the  independent
          accountants, financial and senior management, the internal auditing department, and the Board of Directors.

     4.   The  Committee  will  primarily  fulfill  these   responsibilities  by
          carrying out the activities enumerated in the Responsi bilities and Duties Section of this Charter.

                                   COMPOSITION

     The Committee shall be comprised of three or more directors determined by the Board. Each member shall be an independent director, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     A director will be deemed independent if he or she meets the definition of an "independent director" set forth in NASD Rule 4200.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices and shall otherwise have the qualifications set forth for all audit committee members in NASD Rule 4460(d)(2)(A). At least one member of the Committee shall have accounting or finance employment experience, requisite professional certification in accounting or otherwise possess financial sophistication as contemplated by NASD Rule 4460(d)(2)(A). Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The Board, at its annual organizational meeting, shall elect the members of the Committee. They shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

                                    MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with management, the director of the internal auditing department and the Corporation's independent accountants in separate executive sessions.

                           RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

                            Documents/Reports Review

1. Review and recommend any proposed changes to this Charter to the Board for approval at least annually. Interim review will be conducted as conditions dictate, and, cause the Charter to be published in accordance with SEC regulations.

2. Review the Corporation's annual financial statements with management, including major issues regarding account- ing and auditing principles and practices, as well as the adequacy of internal controls that could significantly affect the Corporation's financial statements. Review any reports or financial information submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the independent accoun- tants. Review with management and the independent auditor the Corporation's quarterly financial statements prior to the release of quarterly earnings, provided that its Chair can represent the Committee.

3. Review the regular internal reports to management prepared by the internal auditing department, as well as management's response.

4. Review, quarterly, with management and with the independent accountants, the quality of the Corporation's ac- counting principles as applied in its external financial reporting, including earnings releases, reports to the Securi- ties and Exchange Commission on Form 10-K (annual) and Q (quarterly), and reports to shareholders since the previous quarterly meeting of the committee. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

                             Independent Accountants

5. Recommend to the Board of Directors the selection of the independent accountants which firm is ultimately ac- countable to the Audit Committee and the Board as representatives of the Corporation's shareholders, considering independence and effectiveness.

6. Review the aggregate annual fees billed by the independent auditor for the most recently completed fiscal year for audit services, financial information systems design and implementation services, and all other services performed by the independent auditor for the company. Approve the fees and other compensation to be paid to the indepen- dent accountants for audit services and each non-audit service exceeding 10% of the total auditing fees.

7. Evaluate the independent accountants on an annual basis and, where appropriate, recommend a replacement for the independent accountants. In such evaluation, the Committee shall ensure that the independent accountants deliver a formal written statement delineating all relationships between such independent accountants and the Corporation. The Committee shall also engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accoun- tants. In response to the independent accountant's report, take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountant's independence.

8. Review the performance of the independent accountants and, if circumstances warrant, recommend to the Board the replacement of the independent accountants.

9. Periodically consult with the independent accountants, out of the presence of management, about internal controls and the completeness and accuracy of the Corporation's financial statements.

                          Financial Reporting Processes

10. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external, and the Corporation's major financial reporting risk expo- sures and steps taken to monitor and control such exposures.

11. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles, as applied in its financial reporting.

12.  Review  major  changes  to  the   Corporation's   auditing  and  accounting
     principles and practice as suggested by the independent accountants, management, or the internal auditing department.

                         Process Improvement and Audit

13. Establish regular and separate systems of reporting to the Committee by each of management, independent accoun tants and internal auditors regarding any significant financial reporting issues or judgments made in management's preparation of the financial statements. Secure the view of each as to appropriateness of such judgments.

14. Meet with the independent accountants prior to the audit to review the planning and staffing of the audit. Obtain, from the independent accountants, assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated. Discuss with the independent accountants all relevant matters required to be dis- cussed by Statement on Auditing Standards, including SAS No. 60, relating to the conduct of the audit. Following completion of the annual audit, review separately with management, the independent accountants and the internal auditing department, any significant difficulties encountered during the course of the audit, including any restric- tions on the scope of work or access to required information, and any management or other letter provided by the independent accountants and the Corporation's response to any such letter.

15. Review any significant disagreement among management, the independent accountants, and the internal auditing department in connection with the preparation of the financial statements.

16. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been imple-mented.

                          Ethical and Legal Compliance

17. Establish, review and update periodically a Code of Ethical Conduct and advise the Board of Directors regarding such code.

18.  Review  management's  monitoring  of  the  Corporation's   compliance  with
     applicable legal requirements and the organization's Ethical Code.

19. Confirm that management has designed a proper review system, which ensures that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and to the public, satisfy legal requirements.

20. Review activities, organizational structure, and qualifications of the internal audit department. Review the appoint ment and replacement of the senior, auditing executive.

21. Review, with the organization's counsel, any legal matters that may have a material impact on the financial state ments, the Corporation's compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

22. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

23. Secure the service of independent counsel, or other professional service or consultants, as deemed necessary and appropriate by the Committee. The Committee may request any officer or employee of the Corporation, or the Corporation's outside counsel or independent accountants, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

24.  Perform  any  other   activities   consistent   with  this   Charter,   the
     Corporation's By-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

25. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These tasks are the responsibility of management and the independent accountants. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any between management and the independent accountants, to assure compliance with laws and regulations and the Corporation's Code of Ethics, or to assure auditor independence.

                                SUFFOLK BANCORP
          PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS - APRIL 9, 2002 This Proxy is solicited on Behalf of the Board of Directors

       The undersigned hereby appoint(s) BARBARA A. SCESNY and DAVID A. KANDELL as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the matters shown on the reverse side in the manner directed, and upon any other matter which may properly come before the meeting, all shares of common stock of Suffolk Bancorp held on record by the undersigned on March 1, 2002 at the annual meeting of shareholders to be held on April 9, 2002, or any adjournment thereof. The undersigned hereby revokes any proxy given.

                  (Continued and to be signed on reverse side)

                        Please date, sign and mail your
                      Proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                                 SUFFOLK BANCORP

                                  April 9, 2002


                 Please Detach and Mail in the Envelope Provided

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         Please mark your
         vote as in this
         example


                           FOR        WITHOLD                                                             FOR    AGAINST   ABSTAIN

1. The election of                              Nominees:               2.  The Approval of the Board of Directors
   three directors to                             Bruce Collins             selection of Arthur Andersen L.L.P. as
   hold office for a                              Joseph A. Deerkoski       independent public accountants for the
   term of three years, ending April 12, 2005.    Edward J. Merz            fiscal year ending December 31, 2002.
(INSTRUCTION: To withhold authority to vote
for any individual nominee, write such name
or names in the space provided below.)                                  3.  Any other business which may be properly brought before the meeting or any adjournment thereof.

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                                                                            PLEASE  SIGN  AND  RETURN  THE  ENCLOSED  PROXY AS
                                                                            QUICKLY AS  POSSIBLE,  WHETHER  YOU PLAN TO ATTEND
                                                                            THE MEETING IN PERSON OR NOT YOU MAY WITHDRAW YOUR
                                                                            PROXY AT ANY TIME  PRIOR  TO THE  EXERCISE  OF THE
                                                                            PROXY AT THE MEETING BY GIVING  WRITTEN  NOTICE TO
                                                                            THE SECRETARY OF THE COMPANY.


                                                                                                I will         I will not
                                                                                            attend the         attend the
                                                                                               meeting            meeting


SIGNATURE _________________________________  DATE: ___________  2002     SIGNATURE __________________________  DATE : ________  2002
                                                                                   (signature if held jointly)

NOTE:(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney,  executor,  administrator,  trustee,  guardian  or in  any  other representative  capacity, give full title as such and sign your own name as
     well.   If  stock  is  held  jointly   each  joint  owner   should   sign.)

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